     As filed with the Securities and Exchange Commission on June 18, 1998
                                                   Registration No. 333-________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         -----------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                         -----------------------------
                        WALKER INTERACTIVE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)
                         -----------------------------
            DELAWARE                                   95-2862954
    (State of Incorporation)               (I.R.S. Employer Identification No.)
                         -----------------------------
                               303 Second Street
                            San Francisco, CA  94107
                                 (415) 495-8811
         (Address and telephone number of principal executive offices)
                         -----------------------------
                 1992 Employee Stock Purchase Plan, as Amended
                     1994 Equity Incentive Plan, as Amended
                           (Full title of the plans)

                                 Leonard Y. Liu
          Chairman of the Board, President and Chief Executive Officer
                        Walker Interactive Systems, Inc.
                               303 Second Street
                            San Francisco, CA  94107
                                 (415) 495-8811
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                          ----------------------------
                                   Copies to:
                            Alan C. Mendelson, Esq.
                               Cooley Godward LLP
                         One Maritime Plaza, 20th Floor
                         San Francisco, CA  94111-3580
                                (415) 693-2000
                                 ---------------
                        CALCULATION OF REGISTRATION FEE

=================================================================================================================================
 TITLE OF SECURITIES TO        AMOUNT TO BE         PROPOSED MAXIMUM             PROPOSED MAXIMUM         AMOUNT OF REGISTRATION
 BE REGISTERED                REGISTERED(1)     OFFERING PRICE PER SHARE(2)  AGGREGATE OFFERING PRICE(2)           FEE
Stock Options and               1,500,000               $14.06                      $21,090,000                 $6,221.55
 Common Stock (par
 value $.001)
=================================================================================================================================

(1) This registration statement is intended to cover the offering of up to 300,000 shares and 1,200,000 shares of the Company's Common Stock pursuant to its 1992 Employee Stock Purchase Plan, as amended, and its 1994 Equity Incentive Plan, as amended, respectively.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended. The offering price per share and aggregate offering price are based upon the average of the high and low price of Company's Common Stock on June 17, 1998 as reported on the NASDAQ National Market System.

================================================================================
  Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                                                                     Page 1 of 7
                                                         Exhibit Index at Page 5

                   INCORPORATION BY REFERENCE OF CONTENTS OF
                       REGISTRATION STATEMENT ON FORM S-8


     The contents of Registration Statements on Form S-8, Nos. 33-87022 and 333-02942 filed with the Securities and Exchange Commission on December 5, 1994 and April 2, 1996, respectively, are incorporated by reference herein.



                                    EXHIBITS

EXHIBIT
NUMBER
------

 5.1    Opinion of Cooley Godward LLP

23.1    Independent Auditors' Consent

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24      Power of Attorney is contained on the signature pages

99.1    1992 Employee Stock Purchase Plan, as amended (1)

99.2    1994 Equity Incentive Plan, as amended (1)

____________________

(1) Incorporated by reference to the attachments to the Company's 1998 Proxy Statement

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on June 18, 1998.


                           WALKER INTERACTIVE SYSTEMS, INC.


                           By: /s/ Leonard Y. Liu
                               ----------------------------------------------

                           Name:   Leonard Y. Liu

                           Title: Chairman of the Board, President and Chief Executive Officer



                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Leonard Y. Liu and Thomas W. Hubbs, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                                          TITLE                                    DATE
/s/ Leonard Y. Liu                                  Chairman of the Board, President and               June 18, 1998
-----------------------------------------------     Chief Executive Officer (Principal
Leonard Y. Liu                                              Executive  Officer)

/s/ Thomas W. Hubbs                              Senior Vice President and Chief Financial             June 18, 1998
-----------------------------------------------    Officer (Principal Financial Officer)
Thomas W. Hubbs

/s/ Barbara M. Hubbard                            Vice President and Corporate Controller              June 18, 1998
-----------------------------------------------        (Principal Accounting Officer)
Barbara M. Hubbard

/s/ Richard C. Alberding                                          Director                             June 18, 1998
-----------------------------------------------
Richard C. Alberding

                                                                  Director                             June 18, 1998
-----------------------------------------------
Tania Amochaev

/s/ William A. Hasler                                             Director                             June 18, 1998
-----------------------------------------------
William A. Hasler

/s/ John M. Lillie                                                Director                             June 18, 1998
-----------------------------------------------
John M. Lillie

/s/ David C. Wetmore                                              Director                             June 18, 1998
-----------------------------------------------
David C. Wetmore

                                 EXHIBIT INDEX


EXHIBIT                                                                                           SEQUENTIAL
Number                                      DESCRIPTION                                           Page Number
  5.1        Opinion of Cooley Godward LLP                               6
 23.1        Independent Auditors' Consent                               7
 23.2        Consent of Cooley Godward LLP is contained in Exhibit
             5.1 to this Registration Statement
 24          Power of Attorney is contained on the signature pages
 99.1        1992 Employee Stock Purchase Plan, as amended (1)
 99.2        1994 Equity Incentive Plan, as amended (1)

____________________

(1) Incorporated by reference to the attachments to the Company's 1998 Proxy Statement